M.D. LABS, INC.


                           Shares Subscription Package





                          Shares Subscription Agreement
                                  (Two Copies)





                          --Accredited Investors Only--
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                                 M.D. LABS, INC.

                          SHARES SUBSCRIPTION AGREEMENT
                           (Special Power of Attorney)

M.D. Labs, Inc.
1719 W. University, Suite 187
Temp, AZ 85281

         Re: Acquisition of M.D. Labs, Inc. Common Stock in Exchange for Investment Units of Houston Enterprises, L.L.C. Gentlemen:

         The undersigned (the "Subscriber") hereby subscribes to acquire the number of shares of common stock, $0.001 par value per share (the "Shares" or "Share" when used in the singular) of M.D. Labs, Inc., a Delaware corporation (the "Company" or "M.D. Labs") set forth on the signature page hereof. The Shares are being acquired in exchange for investment units (the "Investment Units" or Investment Unit" when used in the singular) of Houston Enterprises, L.L.C., an Arizona limited liability company doing business as Houston International, L.L.C. ("Houston") held by Subscriber and assigned to the Company in exchange for the Shares acquired hereunder (the "Assigned Units"). The number of Shares to be received by Subscriber for Assigned Units exchanged hereunder will be at the rate of 30,000 Shares for one (1) Investment Unit and will be adjusted proportionately for the number of Investment Units, or multiples or fractions thereof, held by Subscriber. Such acquisition is subject to the terms and conditions set forth in the Company's Private Placement Memorandum, dated March 4, 1996 (including all documents incorporated therein, the "Memorandum"), and to the following paragraphs. This subscription may be rejected by the Company in its sole discretion.

         1. Acquisition. Subject to the terms and conditions hereof, Subscriber hereby irrevocably agrees to acquire the number of shares of Common Stock, as hereinafter defined, set forth on the signature page hereof and tenders herewith in exchange the number of Investment Units set forth on the signature page hereof (minimum acquisition of 7,500 shares of Common Stock for one quarter (0.25) Investment Unit). Full consideration for the Shares acquired hereunder will be provided by the execution and delivery with this Shares Subscription Agreement of the Assignment, as hereinafter defined, assigning the Investment Units to the Company.

         2.  Assignment  of  Membership  Interests and Agreement of Assignee and
         Power of Attorney. Subscriber agrees to execute and acknowledge the Assignment of Membership Interests and Agreement of Assignee (Share Exchange) in substantially the form of Exhibit H-2 to the Memorandum (the "Assignment") or to do so through Subscriber's attorney-in-fact
         designated  herein.   Subscribe  hereby  irrevocably   constitutes  and
         appoints Hooman Nikzad or Todd P. Belfer, or either of their duly
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         appointed successors, as Subscriber's true and lawful attorney-in-fact, with full power and authority to act in Subscriber's name, place and stead to make, execute, acknowledge, and deliver the Assignment and to take all other action necessary or required to complete the Exchange, as defined in the Memorandum, including, but not limited to, the acquisition of the Shares hereunder.

                  Subscriber expressly acknowledges that the foregoing special power of attorney is coupled with an interest, is irrevocable and shall survive the death or legal incapacity of the Subscriber and the delivery of any assignment by Subscriber of Subscriber's interest. This power of attorney may be exercised by one of the above attorneys-in-fact for Subscriber by signature or by listing all holders of Investment Units acquiring shares of Common Stock for whom such attorneys-in-fact are acting as attorneys-in-fact and executing any instrument with the signature of such attorneys-in-fact acting as attorneys-in-fact for all of them. The Subscriber shall be bound by all representations of the above attorneys-in-fact as Subscriber's attorney-in-fact and hereby waives any and all defenses which may be available to Subscriber to contest, negate or disaffirm the actions of the attorneys-in-fact or their successors under this power of attorney, and hereby ratifies and confirms all acts which the attorneys-in-fact or their successors hereunder may take as attorney-in-fact hereunder in all respects as though performed by Subscriber.

                  The pages of this Shares Subscription Agreement upon which this power of attorney is set forth and the pages hereof upon which the Subscriber's signature appears may be separated from the rest of this agreement and may be recorded as evidence of the power and authority of the attorneys-in-fact and each of them to exercise the power of attorney set forth herein.

         3. Representations and Warranties. Subscriber hereby makes the following representations and warranties to the Company, and Subscriber agrees to indemnify, hold harmless, and pay all judgments of and claims against the Company from any liability or injury, including, but not limited to, that arising under Federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties not performed by Subscriber.

                  (a) Subscriber owns the Assigned Units entirely free and clear of any and all judgments, actions, claims, charges, liabilities, liens or encumbrances of any kind or nature whatsoever (collectively, the "Claims"). Subscriber has not pledged any portion of the Assigned Units as collateral for any loans, and has good and marketable title to the Assigned Units. Subscriber has the complete and unrestricted power and the unqualified right to sell, assign, transfer, convey and deliver to the Company title to the Assigned Units, entirely free and clear of any and all Claims. Upon the date of assignment of the Assigned Units and the consummation of this transaction, Subscriber shall be the sole owner of the Assigned Units, entirely free and clear of any and all Claims of any kind or nature whatsoever.

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                  (b)  Subscriber  is the sole and true party in interest and is not acquiring for the benefit of any other person;

                  (c) Subscriber has read, analyzed, and is familiar with the Memorandum and has retained copies of the Memorandum, this Shares Subscription Agreement, and the Investor Suitability Questionnaire;

                  (d) Subscriber has read, analyzed, and is familiar with the section of the Memorandum entitled "WHO MAY INVEST" and Subscriber hereby warrants that Subscriber is an Accredited Investor, as defined therein;

                  (e) Subscriber understands that all books, records and documents of the Company relating to this investment have been and remain available for inspection by Subscriber upon reasonable notice. Subscriber confirms that all documents requested by Subscriber have been made available, and that Subscriber has been supplied with all of the additional information concerning this investment that has been requested. In making a decision to acquire the Shares, Subscriber has relied exclusively upon information provided in the Memorandum or by the Company in writing or found in the books, records or documents of the Company;

                  (f) Subscriber is aware that an investment in the Shares is highly speculative and subject to substantial risks. Subscriber is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of the complete loss of all funds invested, the loss of any anticipated tax benefits, the lack of a public market, and limited transferability of the Shares which may make the liquidation of this investment impossible for the indefinite future;

                  (g) The offer to sell the Shares was directly communicated to Subscriber by the Company through the Memorandum in such a manner that Subscriber was able to ask questions of and receive answers from the Company, or a person acting on its behalf, concerning the terms and conditions of this transaction. At no time was Subscriber presented with or solicited by or through any article, notice or other communication published in any newspaper or other leaflet, public promotional meeting, television, radio or other broadcast or transmittal advertisement or any other form of general advertising;

                  (h) Subscriber, if a corporation, partnership, trust or other entity, is authorized and duly empowered to acquire and hold the Shares, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of acquiring the Shares;

                  (i) The Shares are being acquired solely for Subscriber's own account, for investment, and are not being acquired with a view to the resale, distribution, subdivision or fractionalization thereof;

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                  (j)  Subscriber  understands  that  the  Shares  have not been registered under the Securities Act of 1933, as amended (the "Act") or any other state securities laws in reliance upon exemptions from registration for non-public offerings. Subscriber understands that the Shares or any interest therein may not be, and agrees that the Shares or any interest therein, will not be, resold or otherwise disposed of by Subscriber unless the Shares are subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available;

                  (k) Subscriber has been informed of and understands the following:

                       (i) The Company's balance sheet is unaudited,  management
                  prepared and pro forma,

                       (ii)   There   are   substantial   restrictions   on  the
                  transferability of the Shares unless they are registered under the Act; and

                       (iii) No federal or state  agency has made any finding or
                  determination as to the fairness of the Shares for public investment nor any recommendation or endorsement of the Shares;

                  (l) Except as set forth in the Memorandum, none of the following information has ever been represented, guaranteed, or warranted to Subscriber expressly or by implication, by any broker, the Company, or agents or employees of the foregoing, or by any other person;

                       (i)  The   approximate  or  exact  length  of  time  that
                  Subscriber will be
                  required to hold the Shares;

                       (ii) The percentage of profit and/or amount of or type of
                  consideration, profit or loss to be realized, if any, as a result of an investment in the Shares; or

                       (iii) That the past performance or experience of the Company, or associates, agents, affiliates, or employees of the Company or any other person, will in any way indicate or predict economic results in connection with the acquisition of the Shares;

                  (m) The information set forth in the Investor Suitability Questionnaire prepared for Subscriber's acquisition of the Assigned Units and executed by Subscriber is true, correct and complete and may be relied on by the Company for purposes of qualifying Subscriber to acquire the Shares;

                  (n) Subscriber has not distributed the Memorandum to anyone, no other person has used the Memorandum, and no copies of the Memorandum have been

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         made by Subscriber; and

                  (o) Subscriber hereby agrees to indemnify the Company, and hold the Company harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

                       (i) Any inaccuracy in the declarations,  representations,
                  and warranties hereinabove set forth;

                       (ii) The  disposition  of any of the Shares by Subscriber
                  contrary to the foregoing declarations, representations and warranties; and

                       (iii) Any action,  suit or proceeding  based upon (a) the
                  claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (b) the disposition of any of the Shares.

         4.       Registration Under Securities Act of 1933, as amended.

         4.1 Certain Other Definitions. As used in this Shares Subscription Agreement, the following terms shall have the following respective meanings:

                       "Commission" shall mean the United States Securities and Exchange Commission and any successor federal agency having similar powers.

                       "Initiating Holder" shall mean any Holder or Holders, as hereinafter defined, who or which, in the aggregate, own not less than 50.1% of the aggregate number of Registrable Securities, as hereinafter defined, then existing.

                       The term "majority of the Registrable Securities" refers to a majority of the specified Registrable Securities.

                       The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

                       "Registrable Securities" shall mean those Securities which have not been sold to the public.

                       "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 4, including, without limitation, (I) all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company (but not counsel retained by the Holders), blue sky fees and expenses, and accountants' expenses including without limitation any special audits or

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         "comfort"  letters  incident to or  required by any such  registration, transfer taxes, fees of transfer agents and registrars, costs of insurances, and fees of the National Association of Securities Dealers, Inc., and (ii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions.

                           "Securities" shall mean the Common Stock, as hereinafter defined, acquired in the Offering, as defined in the Memorandum, together with any other securities which are hereafter issued with respect thereto by way of exchange, reclassification, dividend or distribution, whether or not such and securities have been sold to the public.

                           "Common Stock" shall mean all currently outstanding shares of $0.001 par value per share common stock of the Company now issued and outstanding and all shares hereafter issued and outstanding, as well as any securities hereafter convertible into or exchangeable for shares of Common Stock of the Company.

         4.2      Registration on Demand.

                  (a) Demand. After September 1, 1997, and upon the written demand of one or more Initiating Holders, requesting that the Company effect the registration under the Act of up to fifty percent (50%) of such Initiating Holder's Registrable Securities and specifying the intended method or methods of disposition thereof, the Company will promptly, but in any event within ten (10) days, give written notice of such demanded registration to Subscriber, or its successors and assigns, as the case may be (the "Holder"), and to the other acquirers of Registrable Securities (together with the Holder, the "Holders") of Registrable Securities and thereupon will use its best efforts to effect the registration under the Act of:

                       (i) the Registrable Securities which the Company has been
                  so demanded to register by such Initiating Holder, for disposition in accordance with the intended method or methods of disposition stated in such demand,

                       (ii) all other  Registrable  Securities which the Company
                  has been demanded to register by the Holders thereof by written demand delivered to the Company within ten (10) days after giving of such written notice by the Company (which request shall specify the intended method or methods of disposition of such Registrable Securities), and

                       (iii) all shares of Common  Stock  which the  Company may
                  elect to register for its own account in connection with the offering of Registrable Securities pursuant to this Section 4.2,

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         all to the extent  requisite to permit the  disposition  (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that the Company shall not be required to effect more than one (1) registration pursuant to this
         Section 4.2. If, at the date of receipt of a demand by Initiating Holder, the Company has previously filed a registration statement pursuant to the Act (otherwise than on Form S-4 or S-8 or any similar form for the registration of securities pursuant to an employee benefit plan or business combination or reorganization), the Company may defer the filing of any such demanded registration statement to a date not later than ninety (90) days after the effective date of such prior registration statement.

                  (b) Registration  Statement Form. Each  registration  demanded pursuant to this Section 4.2 shall be effected by the filing of a registration statement on any form which the Company is eligible to use, such form to be selected by the Company, after consultation with counsel and after notice of such selection of such form is delivered to the Holders of all Registrable Securities electing to participate in such registration; provided, however, that if the Holders of at least a majority of the Registrable Securities as to which registration has been demanded pursuant to this Section 4.2 shall so request, the
         Company shall file such registration statement pursuant to the Commission's Rule 415, or any successor rule or regulation thereto, so as to permit the continuous or delayed offering of the Registrable Securities in accordance with the intended method of disposition specified in the Initiating Holder's notice pursuant to subsection (a) of this Section 4.2, but in no event shall the Company be required to maintain the effectiveness of such registration beyond the period specified in Section 4.4 (b). Such selection of form by the Company shall be final unless the use of such form has been objected to in writing by Holders holding at least a majority of the Registrable Securities as to which registration has been requested pursuant to this
         Section 4.2.

                  (c) Expenses. Except as otherwise prohibited by applicable law, the Company will pay all Registration Expenses in connection with the registration of Registrable Securities requested pursuant to this
         Section 4.2.

                  (d) Effective Registration Statement. A registration requested pursuant to this Section 4.2 shall not be deemed to be effected unless a registration statement covering all shares of Registrable Securities specified in notices received as described in subsection (a), for sale in accordance with the method of disposition specified by the Initiating Holder, shall have been declared effective by the Commission or otherwise becomes effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto; provided that a registration which does not become effective after the Company has substantially prepared and has filed or is in a position to file a registration statement with respect thereto solely by reason of the refusal to proceed of all of the Initiating Holders (other than any refusal to proceed based upon the advice of their counsel that the registration statement, or the prospectus contained therein, contains an untrue

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         statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing) shall be deemed to have been effected by the Company at the request of such Holder.

         4.3.     Piggyback Registration Rights.

                  (a) Right to Include Registrable Securities. If, at any time within five (5) years from the date hereof, the Company proposes to register any of its equity securities under the Act, whether or not for sale for its own account, on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Act, it will, each such time, give notice at least thirty (30) days prior to the proposed filing date to all Holders of Registrable Securities of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration and, upon the written request of any such Holder delivered to the Company within ten (10) business days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method or methods of disposition thereof), the Company shall use its best efforts to effect the registration under the Act of Registrable Securities which the Company has been requested to register by the Holders of Registrable Securities (hereinafter "Requesting Holders"), but not exceeding ten percent (10%) of the Registrable Securities and in the case of Subscriber and each such subscriber in the Offering not exceeding ten percent (10%) of Subscriber's Registrable Securities to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, of those Registrable Securities which the Company is requested to register by Holder up to ten percent (10%) of the Registrable Securities provided that:

                       (i) if,  at any time  after  giving  such  notice  of its
                  intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not its obligation to pay the Registration Expenses in connection therewith as provided in subsection (b) of this
                  Section 4.3), without prejudice, however, to the rights of any one or more Holders to request that such registration be effected in a subsequent such registration;

                       (ii) if (a) the  registration  so proposed by the Company
                  involves an underwritten offering of the securities so being registered to be distributed by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (b) the Company

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                  proposes  that  the   securities  to  be  registered  in  such
                  underwritten offering will not include all of the Registrable Securities requested to be so included, and (C) the managing underwriter of such underwritten offering shall advise the Company in writing that, in its opinion, the distribution of all or a specified portion of such Registrable Securities concurrently with the securities being distributed by such
                  underwriters   will   materially  and  adversely   affect  the
                  distribution of such securities by such underwriters (such opinion to state the reasons therefor), then the Company will promptly furnish each such Holder of Registrable Securities with a copy of such opinion and may require, by written notice to each such Holder accompanying such opinion, that the distribution of all or a specified portion of such Registrable Securities be excluded from such distribution (in case of an exclusion of a portion of such Registrable Securities, such portion to be allocated among such Holders in proportion to the respective numbers of shares of Registrable Securities so
                  requested  to  be  registered  by  such  Holders);   provided,
                  however, that no portion of the Registrable Securities shall be excluded if any securities are to be included in such underwriting for the account of any person other than the Company; and if the Company shall require such a reduction, the Holder of Registrable Securities shall have the right to withdraw from the offering;

                       (iii) the Company  shall not be  obligated  to effect any
                  registration of Registrable Securities under this Section 4.3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock options or other employee benefit plans or incidental to the registration of any non-equity securities not convertible into equity securities; and,

                       (iv) the number of shares of Registrable Securities which
                  shall be included in each such registration shall not exceed ten percent (10%) of the Registrable Securities and, in the case of Subscriber and each such subscriber in the Offering, shall not exceed ten percent (10%) of Subscriber's Registrable Securities.

                  No registration of Registrable  Securities effected under this
         Section 4.3 shall relieve the Company of its obligation to effect registrations of Registrable Securities upon the request of an Initiating Holder pursuant to Section 4.2.

                  (b) Expenses. Except as otherwise prohibited by applicable law, the Company will pay all Registration Expenses in connection with the registration of Registrable Securities requested pursuant to this
         Section 4.3.

         4.4 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Act as provided in Section 4.2 and 4.3, the Company shall promptly:

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                  (a)  prepare  and (in any event  within  (90) days of the last date on which the Holders of Registrable Securities may notify the Company of their request to include their Registrable Securities in such registration in accordance herewith or such earlier date as may be provided elsewhere herein) file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective provided that, in the case of a registration of any Registrable Securities pursuant to Section 4.3, such preparation and filing may be delayed if, in the good faith determination of the Board of Directors of the Company, such deferral would be in the best interest of the Company and such deferral would be without prejudice to the rights of the Holders of Registrable Securities to request that such registration be effected as a subsequent registration under Section 4.3;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities and other securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of one (1) year (or, in the case of registration of Registrable Securities pursuant to Section 4.3, ninety (90) days) after such registration statement becomes effective; and will furnish, upon request, to each such seller and each Requesting Holder prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such seller or Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material aspects with the requirements of the Act or of the rules or regulations thereunder;

                  (c) furnish to each seller of such Registrable Securities and each Requesting Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as such seller or Requesting Holder may reasonably request;

                  (d)  use  its  best   efforts  to   register  or  qualify  all
         Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of the States of the United States as each seller shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not and would not, but for the requirements of this subsection (d), be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

                  (e) upon request, furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller and such Requesting Holder, of (I) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and
         (ii) a "comfort" letter, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, dated after the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountant's letters delivered to underwriters in underwritten public offerings of securities and, in the case of the accountant's letter, such other financial matters, as the principal underwriter for such sellers or such Requesting Holders may reasonably request;

                  (f) immediately notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, which untrue statement or omission requires amendment of the registration statement or supplementation of the prospectus, and at the request of any such seller or Requesting Holder, prepare and furnish to such seller and Requesting Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the acquirers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however that each Holder of Registrable Securities registered pursuant to such registration statement agrees that such Holder will not sell any Registrable Securities pursuant to such registration statement during the time that the Company is preparing and filing with the Commission a supplement to or an amendment of such prospectus or registration statement;

                  (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
         Section 11 (a) of the Act;

                  (h) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                       (i) use its best efforts to list all Registrable Securities covered by such registration statement on each securities exchange on which any of the Common Stock of the Company is then listed or, if the Company's Common Stock is not then quoted on NASDAQ or listed on any national securities exchange, use its best efforts to have such Registrable Securities covered by such registration statement quoted on NASDAQ or, at the option of the Company, listed on a national securities exchange.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith and such seller shall furnish such information.

         4.5      Underwritten Offerings.

                  (a) Underwritten Offerings. If the number of shares of Registrable Securities and any other securities to be sold in any underwritten offering involves a registration requested by Initiating Holders pursuant to Section 4.2 should be limited due to market conditions or otherwise, the Company shall include in such registration to the extent of the number which the Company is so advised can be sold in such offering (I) first, Registrable Securities requested to be included in such registration, pro rata among the Holders of such Registrable Securities on the basis of the number of shares of such securities requested to be included by such Holders, and (ii) other securities of the Company proposed to be included in such registration, in accordance with the priorities, if any, then existing among the Company and the Holders of such securities.

                  (b) Underwriting  Agreement.  If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of a Holder or Holders of Registrable Securities pursuant to a registration requested under Section 4.2, the Company will enter into an underwriting agreement reasonably acceptable to the Company with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 4.7, provided, however, that such agreement shall not contain any provision which is inconsistent with the provisions hereof. The Holders of Registrable Securities on whose behalf Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities. Such Holders of Registrable Securities shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements (including indemnity agreements customary in secondary offerings) regarding such Holder, such Holder's Registrable Securities and such Holder's intended method or methods of disposition and any other representation required by law.

                  (c) Piggyback Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Act as contemplated by Section 4.3 and such securities are to be distributed by or through one or more underwriters, the Company will use its best efforts, if requested by any Holder of Registrable Securities, who requests piggyback registration of Registrable Securities in connection therewith pursuant to Section 4.3 to arrange for such underwriters to include the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by or through such underwriters, provided that, for purposes of this sentence, "best efforts" shall not require the Company to reduce the amount or sale price of such securities proposed to be distributed by or through such underwriters. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders of Registrable Securities, and the Company will cooperate with such Holders of Registrable Securities to the end that the conditions precedent to the obligations of such Holders of Registrable Securities under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to combined primary and secondary distributions and shall be otherwise satisfactory to such Holders. Such Holders of Registrable Securities shall not be required by the Company to make representations or warranties to or agreements (including customary indemnity agreements) with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method or methods of distribution and any other representation required by law.

                  (d) Selection of Underwriters. Whenever a registration requested pursuant to Section 4.2 is for an underwritten offering, the Holders of a majority of the Registrable Securities included in such registration shall have the right to select the managing underwriter(s) to administer the offering, subject to the approval of the Company, which approval shall not be unreasonably withheld. If the Company at any time proposed to register any of its securities under the Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the selection of the managing underwriter(s) shall be made by the Company and notice of the selection thereof delivered to the Holders of all Registrable Securities eligible to participate in such registration.

                  (e)  Holdback  Agreements.  If any  registration  pursuant  to
         Section 4.2 or 4.3 shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to effect any public sale or distribution of Registrable Securities (other than as part of such underwritten public offering) within seven (7) days prior to the effective date of such registration statement or one hundred twenty (120) days after the effective date of such registration statement.

         4.6 Preparation: Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Act, the Company will give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered and the Underwriters, if any, each Requesting Holder, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary to conduct a reasonable investigation within the meaning of the Act. To minimize disruption and expense to the Company during the course of the registration process, sellers of Registrable Securities to be covered by any such registration statement shall coordinate their investigation and due diligence efforts hereunder and, to the extent practicable, will act through a single set of counsel and a single set of accountants.

         4.7      Indemnification.

                  (a)  Indemnification  by  the  Company.  In the  event  of any registration of any securities of the Company under the Act, the Company shall, and hereby does, hereby indemnify and hold harmless in the case of any registration statement filed pursuant to this Section
         4.2 or 4.3, the seller of any Registrable Securities covered by such registration statement, such seller's directors, trustees and officers, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such seller or Requesting Holder or any such director or officer or participating person or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (y) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller, Requesting Holder and each such director, trustee, officer, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company by such seller or such Requesting Holder or any such director, trustee, officer, participating person or controlling person.

                  (b) Indemnification by the Seller. The Company may require, as a condition to including Registrable Securities in any registration statement filed pursuant to Section 4.2 or 4.3, that the Company shall have received an undertaking satisfactory to it from each prospective seller of such securities, severally and not jointly, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 4.7) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Act, with respect to any untrue statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by such seller. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                  (c) Notice of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or any proceeding involving a claim referred to in the preceding subsection of this Section 4.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided therein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 4.7, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment (I) a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, or (ii) the indemnified party has available to it reasonable defenses which are different from or additional to those available to the indemnifying party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, in any such action, any indemnified party shall have the right to retain its own counsel but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (I) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid, or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) Other Indemnification. Indemnification similar to that specified in the preceding subsections of this Section 4.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of such Registrable Securities under any federal or state law or regulation of governmental authority other than the Act.

                  (e) Contribution.  If the indemnification provided for in this
         Section  4.7  is  unavailable  or  insufficient  to  hold  harmless  an indemnified party in respect of any losses, claims, damages, liabilities or expenses described as indemnifiable pursuant to subsections (a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, or such seller of Registrable Securities on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any untrue statement or omission giving rise to such indemnification obligation. The Company and the Holder of Registrable Securities agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro raga allocation (even if Holders of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this subsection (e). No person guilty of fraudulent misrepresentations (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

                  (f) Indemnification Payments. The indemnification required by this Section 4.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or any expense, loss, damage or liability is incurred.

                  (g) Limitation on Seller's Payments. Notwithstanding any provision hereof to the contrary, the liability of any seller of Registrable Securities under this Section 4.2 shall in no event exceed the proceeds received by such seller from the sale of Registrable Securities covered by the registration statement giving rise to such liability.

         5. Nominees for Beneficial Owners. In the event any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         6. Transferability. Subscriber agrees not to transfer or assign the obligations or duties contained in this Shares Subscription Agreement, or any of Subscriber's interest herein.

         7. Regulation D. Notwithstanding anything herein to the contrary, every person or entity who, in addition to or in lieu of Subscriber, is deemed to be a subscriber pursuant to Regulation D promulgated under the Act, or otherwise, does hereby make and join in the making of all the covenants, representations and warranties made by Subscriber.

         8. Acceptance. Execution and delivery of this Shares Subscription Agreement and tender of the Assigned Units in payment as referenced in
         Section 1 above shall constitute Subscriber's irrevocable offer to acquire the Shares indicated, which offer may be accepted or rejected by the Company in its sole discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by the Company.

         9. Binding Agreement. Subscriber agrees that Subscriber may not cancel, terminate or revoke this Shares Subscription Agreement or any agreement Subscriber makes hereunder, and that this Shares Subscription Agreement shall survive upon the death or disability of Subscriber and shall be binding upon and inure to the benefit of the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of Subscriber.

         10. Incorporation by Reference. The statement of the number of Shares subscribed and related information set forth on the signature page hereof are incorporated as integral terms of this agreement.

         11. Notices. Notices and other communication under this agreement shall be in writing and shall be deemed delivered when received or, if by U.S. mail, when deposited in a regularly maintained receptacle, by Certified First Class Mail, postage prepaid, addressed:

                  (a) if to Subscriber, at the address shown on the signature page hereof unless the Subscriber has advised the Company, in writing, of a different address as to which notices shall be sent under this Agreement, and

                  (b) if to the Company, at 1719 W. University, Suite 187, Tempe, Arizona, 85281, to the attention of Chief Executive Officer or President or to such other address or to the attention of other such officer, as the Company shall have furnished to Subscriber.

         12. Miscellaneous. This Shares Subscription Agreement together with the Memorandum and all exhibits to the Memorandum, together, embody the entire agreement and understanding between the Company and the other parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This agreement shall be construed and enforced in accordance with and governed by the laws of the State of Arizona. The headings in this agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Shares Subscription Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  IN WITNESS WHEREOF, Subscriber has executed this Shares Subscription Agreement on the date set forth on the signature page.

                  Subscriber desires to take title in the Shares as follows (check one):

         _____(a)          Individual (one signature required on page 21);

         _____(b) Husband and Wife as community property (one signature is required on page 21 if interest is held in one name, i.e., managing spouse; two signatures are required on page 21 if interest is held in both names);

         _____(c) Joint Tenants with rights of survivorship (both parties must sign on page 21);

         _____(d)          Tenants  in Common  (both  parties  must sign on page
                           21);

         _____(e)          Trust (trustee(s) must sign on page 23);

         _____(f) Partnership or Limited Liability Company (general partner(s), managers, or authorized member(s) must sign on page 25);

         _____(g)          Corporation  (authorized  officer  must  sign on page
                           27);

         _____(h) Employee Benefit Plan (authorized officer must sign on page 29);

         _____(I) Individual Retirement Account (authorized party must sign on page 29);

         _____(j)          Keogh Plan (authorized party must sign on page 29);

         _____(k) Other Tax-Exempt Entities (authorized parties must sign on page 29).

                  The exact name(s) under which title to the Shares is to be taken and as it is to appear on the stock certificate is as follows:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Please print

                          SHARES SUBSCRIPTION AGREEMENT
                                 M.D. LABS, INC.

                                 SIGNATURE PAGE
                           FOR INDIVIDUAL SUBSCRIBERS
                           --------------------------
                       JOINT TENANTS AND TENANTS IN COMMON
                       -----------------------------------





Total Shares Subscribed:                           _____________________________
Total Investment Units Exchanged:                  _____________________________
Total Dollar Amount:                               $____________________________
          Investor #l                                       Investor #2

----------------------------                       ------------------------
Signature                                          Signature

----------------------------                       ------------------------
Social Security Number                             Social Security Number

----------------------------                       ------------------------
Print or Type Name                                 Print or Type Name

    Residence Address                                  Residence Address

----------------------------                       ------------------------

----------------------------                       ------------------------

                               ACKNOWLEDGMENT FORM
                                       FOR
                             INDIVIDUAL SUBSCRIBERS.
                             -----------------------
                      JOINT TENANTS. AND TENANTS IN COMMON
                      ------------------------------------


STATE OF                   )
                           :ss.
COUNTY OF                  )



         On   the__________day   of__________________   ,19______  ,  personally
appeared   before   me,______________________and_________________________,   the
signer(s) of the above instrument, who duly acknowledged to me that he/they executed the same.


                                  ----------------------------------------------
                                  Notary Public in and for Said County and State

SEAL


Subscription Accepted:

M.D. Labs, Inc.


By:_______________________________


Date:_____________________________

                          SHARES SUBSCRIPTION AGREEMENT
                                 M.D. LABS, INC.

                                 SIGNATURE PAGE
                              FOR TRUST SUBSCRIBERS
                              ---------------------



Total Shares Subscribed:                      _________________________________

Total Investment Units Exchanged:             _________________________________

Total Dollar Amount:                          $________________________________

Executed at______________________,_____________________
this_______________day of_________________, 19___________

_______________________________________________________________________________
Name of Trust (Please print or type)

_______________________________________________________________________________
Name of Trustee (Please print or type)

_______________________________________________________________________________
Date Trust was formed

By:______________________________________________________________________
    Trustee's signature

Taxpayer Identification Number: _________________________________________

Trustee's Address:     __________________________________________________

                       __________________________________________________

                       __________________________________________________

              Attention:_________________________________________________

                  ACKNOWLEDGMENT FORM IF SUBSCRIBER IS A TRUST




STATE OF                            )
                                    :ss.
COUNTY OF                           )


         On  the__________day  of_______________,  19_____,  personally appeared before  me,_____________________________________,  who being  duly sworn did say that he/she is the trustee of the_____________________________, a trust, and that said instrument was signed in behalf of said trust by authority of the
applicable           trust          instrument          and          said_______
__________________________acknowledged to me that said trust executed the same.


                                  ______________________________________________
                                  Notary Public in and for said County and State


SEAL


Subscription Accepted:

M.D. Labs, Inc.

By:_________________________________

Date:________________________________

                          SHARES SUBSCRIPTION AGREEMENT
                                 M.D. LABS, INC.
                                 SIGNATURE PAGE

            FOR PARTNERSHIP AND LIMITED LIABILITY COMPANY SUBSCRIBERS
            ---------------------------------------------------------

Total Shares Subscribed:                 _______________________________________

Total Investment Units Exchanged:        _______________________________________

Total Dollar Amount:                     $______________________________________

Executed at________________________________,___________________

this _______________day of___________, 19_____.

________________________________________________________________________________
Name of Partnership or Limited Liability Company (Please print or type)

By:_____________________________________________________________________________
         Signature of General Partner, Manager, or authorized Member

         _______________________________(Print or Type Name)

By:_________________________________________________________________________
         Signature of additional General Partner, Manager, or authorized Member (if required by Partnership Agreement or Operating Agreement)

         _______________________________(Print or Type Name)

By:_________________________________________________________________________
         Signature of additional General Partner, Manager, or authorized Member (if required by Partnership Agreement or Operating Agreement)

         _______________________________(Print or Type Name)

Taxpayer Identification Number:        _____________________________________

Business Mailing Address:           ________________________________________

                                    ________________________________________

                                    ________________________________________

                                    Attention:______________________________

               ACKNOWLEDGMENT FORM IF SUBSCRIBER IS A PARTNERSHIP
                          OR LIMITED LIABILITY COMPANY


STATE OF                            )
                                    :ss.
COUNTY OF                           )


          On the ____ day of __________, 19__ , personally appeared before me, __________ and __________ who being duly sworn (or affirmed) did say that he/they are the __________ of the partnership/limited liability company that executed the within instrument and such instrument was signed by him/them on behalf of said partnership/limited liability company and acknowledged to me that said partnership/limited liability company executed the same.



                                  ______________________________________________
                                  Notary Public in and for said County and State


SEAL




Subscription Accepted:

M.D. Labs, Inc.

By:________________________________________

Date:______________________________________

                          SHARES SUBSCRIPTION AGREEMENT
                                 M.D. LABS, INC.

                                 SIGNATURE PAGE
                            FOR CORPORATE SUBSCRIBERS
                            -------------------------


Total Shares Subscribed:                     ___________________________________

Total Investment Units Exchanged:            ___________________________________

Total Dollar Amount:                         $__________________________________

Executed at ______________________________,_____________________ this___________
__day of________________________________, 19__________.

________________________________________________________________________________
Name of Corporation (Please print or type)

By:_____________________________________________________________________________
      Signature of authorized agent

   ________________________________(Print or Type Name)

Title:__________________________________________________________________________

Taxpayer Identification Number:_______________________________________

Address of Principal _________________________________________________Corporate
Offices:
                     _________________________________________________

                     _________________________________________________


Mailing Address:     _________________________________________________
(if different)
                     _________________________________________________

                     _________________________________________________

          Attention: _________________________________________________

               ACKNOWLEDGMENT FORM IF SUBSCRIBER IS A CORPORATION

STATE OF                                    )
                                            : ss.
COUNTY OF                                   )



          On the ____ day of __________, 19__ , personally appeared before me, __________ , who being duly sworn (or affirmed) did say that he/she is the
_______________, of _______________, and that said instrument was signed by him/her on behalf of said corporation by authority of its bylaws (or of a resolution of its board of directors, as the case may be), and said , acknowledged to that said corporation executed the same.



                                  ______________________________________________
                                  Notary Public in and for said County and State



SEAL



Subscription Accepted:

M.D. Labs, Inc.




By: _______________________________________


Date:  ____________________________________

                          SHARES SUBSCRIPTION AGREEMENT
                                 M.D. LABS, INC.
                        SIGNATURE PAGE IF SUBSCRIBER IS A
              EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT
              ----------------------------------------------------
                           KEOGH PLAN OR OTHER ENTITY
                           --------------------------

Total Share Subscribed:                     ____________________________________

Total Investment Units Exchanged:           ____________________________________

Total Dollar Amount:                        $___________________________________

Executed at_____________________________________,_________________________ this day of____________________________, 19__________.


Name of Entity (Please print or type)

By:  ____________________________________
     Signature of authorized agent


     ____________________________________
     Print or type name


     ____________________________________
     Title

Taxpayer Identification Number:_________________________________________________

Address of Principal Offices:  _________________________________________________

                               _________________________________________________

Mailing Business Address:      _________________________________________________

                               _________________________________________________

                               Attention:_______________________________________

                     ACKNOWLEDGMENT FORM IF SUBSCRIBER IS AN



              EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT.
              -----------------------------------------------------
                           KEOGH PLAN OR OTHER ENTITY
                           --------------------------



STATE OF                                    )
                                            :ss.
COUNTY OF                                   )


         On  the______________________day   of_________________________________,
19__________,          personally          appeared          before          me,
__________________________________________,   of_______________________________,
and that said instrument was signed by him/her on behalf of said entity, and said _______________________________________acknowledged to me that said entity executed the same.


                                  ______________________________________________
                                  Notary Public in and for said County and State


SEAL



Subscription Accepted:

M.D. Labs, Inc.



By:____________________________________________


Date:__________________________________________